SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 17, 2019

Date of Report

MARKER THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37939	45-4497941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Southwest Freeway Suite 2240 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 400-6400

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Marker Therapeutics, Inc. (“Marker” or the “Company”) previously communicated its understanding that Baylor College of Medicine (“BCM”) clinicians would present initial clinical data with our MultiTAA T cell therapy in pancreatic cancer in the second quarter at the upcoming American Society of Clinical Oncology (“ASCO”) meeting.  BCM submitted its abstract to ASCO’s Trials in Progress (“TIP”) track.   As ASCO’s rules prohibit the inclusion of clinical outcome data in TIP abstract submissions, BCM’s clinical trial design abstract did not include any clinical data.  The abstract was not accepted by ASCO.

Marker now expects to report more mature data from the BCM’s ongoing pancreatic study in the third quarter.

Forward-Looking Statement Disclaimer

This Report contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements in this Report concerning the Company’s expectations, plans, business outlook or future performance, and any other statements concerning assumptions made or expectations as to any future events, conditions, performance or other matters, are “forward-looking statements”. Forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: our research and development activities relating to our non-engineered multi-tumor antigen specific T cell therapies; our TPIV200 and TPIV100/110 programs and our PolyStart™ program; the effectiveness of these programs or the possible range of application and potential curative effects and safety in the treatment of diseases; and, the timing and success of our clinical trials, as well as multi-tumor antigen specific T cell clinical trials conducted by our collaborators. Forward-looking statements are by their nature subject to risks, uncertainties and other factors which could cause actual results to differ materially from those stated in such statements. Such risks, uncertainties and factors include, but are not limited to the risks set forth in the Company’s most recent Form 10-K and other SEC filings which are available through EDGAR at www.sec.gov. The Company assumes no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this Report.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 17th day of April, 2019.

MARKER THERAPEUTICS, INC.
(Registrant)

BY:	/s/ Michael Loiacono
Michael Loiacono
Chief Accounting Officer